UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 8, 2005

                          Willis Group Holdings Limited
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           001-16503                                  98-0352587
--------------------------------------------------------------------------------
    (Commission File Number)               (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 8, 2005, Willis Group Holdings Limited ("Willis"), Willis North America Inc. and Willis of New York, Inc. (collectively, the "Company") entered into an Assurance of Discontinuance (the "AOD") with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York (collectively, the "NY State Agencies") to resolve all of the issues related to investigations conducted by the State Agencies. As part of the AOD, Willis has agreed to continue a number of practices that Willis had adopted previously. These include the ban on contingent commissions, which Willis announced in October 2004, as well as the implementation of a number of practices reflected in the Willis Client Bill of Rights that Willis issued in July 2004.

The material terms of the AOD are as follows:

1. On or before July 1, 2005, Willis North America will pay $50 million into a fund (the "Fund") to be distributed to certain eligible policyholder clients. These payments are in full satisfaction of the Company's obligations under the AOD and the NY State Agencies have agreed not to impose any other financial obligation or liability on the Company in connection with their investigations. No portion of the payments by the Company is considered a fine or penalty.

2. The Fund, plus interest, will be used to compensate the Company's eligible policyholder clients according to procedures set out in the AOD. No amount paid to the Fund will be returned to the Company under any circumstances.

3. On or before July 31, 2005, the Company will calculate, in accordance with a formula approved by the Attorney General, the amount that each policyholder client is eligible to receive from the Fund. Clients eligible to participate in the Fund are those U.S. clients that engaged the Company to place, renew, consult on or service insurance with inception or renewal dates between January 1, 2001 through December 31, 2004 (the "Relevant Period") where such placement, renewal, consultation or servicing resulted in contingent commissions or overrides recorded by Willis during the Relevant Period (the "Eligible Policyholders").

4. On or before August 20, 2005, the Company must send a notice to each Eligible Policyholder setting forth, among other things, the amount it will be paid from the Fund if it elects to participate (a "Participating Policyholder"). Participating Policyholders must tender a release of claims against the Company arising from acts, omissions, transactions or conduct that are the subject of the investigations by the NY State Agencies.

5. On February 1, 2006, each Participating Policyholder shall receive from the Fund as much of that Participating Policyholder's aggregate share of the Fund as possible with the monies then available in the Fund.

6. In the event that an Eligible Policyholder elects not to participate or otherwise does not respond by December 20, 2005 (a "Non-Participating Policyholder"), that client's allocated share may be used by the Company to satisfy any pending or other claims asserted by clients relating to the matters covered by the AOD. In no event shall a distribution be made from the Fund to any other client until all Participating Policyholders have been paid, nor shall total payments to any Non-Participating Policyholder exceed 80% of that policyholder's original allocated share. If any funds remain in the Fund as of February 20, 2006 such funds shall be distributed pro rata to the Participating Policyholders.

7. In no event shall any of the amounts paid into the Fund be used to pay attorneys' fees.

8. Within 60 days of the date of the AOD, the Company shall commence the implementation, to the extent not already undertaken, of certain business reforms, including the following:

     o To accept only a specific fee to be paid by the client, a specific percentage commission on premium to be paid by an insurer set at the time of purchase, renewal, placement or servicing of an insurance policy, or a combination of both.

     o To fully disclose in plain, unambiguous written language commissions in either dollars or percentage amounts.

     o Not to accept any other valuable compensation or consideration from an insurer other than as stated above, including contingent compensation and any compensation or preference in connection with the selection of insurers from which to solicit bids for clients.

     o Not to request or accept from any insurer any false, fictitious or inflated quote, or quote that does not represent the insurers' best evaluation at the time of the minimum premium the insurer would require to bind the insurance coverage sought by the client.

     o Not to request or accept from any insurer any promise or commitment for the use of our services, including reinsurance brokerage, agency or producing services, conditioned upon any arrangement to provide preferential treatment for any insurer.

     o Not to place, renew or service a client's business through a wholesale broker unless agreed to by the client after full disclosure of all the compensation to be received, any interest or contractual agreements we may have in the wholesale broker, and any alternative to using the wholesaler broker.

     o To fully disclose to each client all quotes received in connection with coverage of the client's risk with all terms and all commissions to be received for each quote, and to provide disclosure of and obtain clients written consent to all compensation arrangements.

     o To disclose to each client at the end of each year all compensation received during the preceding year from any insurer or third party in connection with the client's policy.

     o To implement company-wide written standards of conduct regarding compensation from insurers consistent with the terms of the AOD and institute appropriate training of employees, including business ethics, professional obligations, conflicts of interest, antitrust and trade practices compliance and record keeping.

     o To establish a Compliance Committee of our Board of Directors that will monitor our compliance with the standards of conduct regarding compensation.

     o To maintain a record of all complaints regarding compensation from any insurer, and provide such record to the Compliance Committee.

     o    To file annual reports with Superintendent for five years.

9. The Company shall not, directly or indirectly, seek or accept indemnification pursuant to any insurance policy with respect to any amounts payable under the AOD.

The foregoing summary is qualified in its entirety by reference to the AOD.

Also on April 8, 2005, the Willis announced that it had entered into an Assurance of Discontinuance with the Minnesota Attorney General (the "MN AOD"). Under the MN AOD, Willis North America will make an additional $1 million payment in a manner directed by the Minnesota Attorney General to clients who are located, headquartered or have a principle place of business in the State of Minnesota and that were clients of the Company at any time from January 1, 2001 to December 31, 2004. These payments are in addition to the payments to be made by the Company under the simultaneously executed national agreement with the New State Agencies. Willis also agreed to reforms that include additional disclosures to clients and greater transparency in insurance transactions.

The foregoing summary is qualified in its entirety by reference to the MN AOD.

Item 8.01. Other Events.

A copy of the Press Release announcing the execution of the AOD is attached as
Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

A copy of the Press Release announcing the execution of the MN AOD is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release of Willis dated April 8, 2005

     99.2 Press Release of Willis dated April 8, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WILLIS GROUP HOLDINGS LIMITED


Date: April 13, 2005                            By:    /s/ Mary E. Caiazzo
                                                       -------------------
                                                Name:  Mary E. Caiazzo
                                                Title: Assistant General Counsel

                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------


     99.1 Press Release of Willis dated April 8, 2005

     99.2 Press Release of Willis dated April 8, 2005